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                                                                 EXHIBIT 10.37

                               FIFTH AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT


        This Fifth Amendment to Revolving Credit Agreement (the "FIFTH AMENDMENT") made as of May 17, 1999, by and among UNIMARK FOODS, INC., a Texas corporation which is the "BORROWER," and THE UNIMARK GROUP, INC., a Texas corporation ("GROUP") of which the Borrower is a wholly-owned subsidiary, and UNIMARK INTERNATIONAL, INC., a Texas corporation and a wholly-owned subsidiary of Group, and SIMPLY FRESH FRUIT, INC., a California corporation and a wholly-owned subsidiary of Borrower (each of which shall be a "GUARANTOR" hereunder and which collectively shall be "GUARANTORS") (Borrower, Group, and the Guarantors shall collectively be referred to herein as "UniMark"); and INDUSTRIAS CITRICOLAS DE MONTEMORELOS, S.A. DE C.V. ("ICMOSA"), a Mexican corporation and wholly-owned subsidiary of Group, GRUPO INDUSTRIAL SANTA ENGRACIA, S.A. DE C.V. ("GISE"), a Mexican corporation and wholly-owned subsidiary of Group, and AGROMARK, S.A. DE C.V. ("AGROMARK"), a Mexican corporation and wholly-owned subsidiary of Group, and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND," NEW YORK BRANCH, a New York State licensed branch of a Netherlands Cooperative Banking Organization which is the "LENDER."

                                R E C I T A L S

        A. The Borrower, the Guarantors and the Lender are parties to a Revolving Credit Agreement dated as of February 12, 1997, as amended by that First Amendment to Revolving Credit Agreement dated October 7, 1997 (the "FIRST AMENDMENT"), the Second Amendment to Credit Agreement dated November 14, 1997 (the "SECOND AMENDMENT"), the Extension Agreement and Waiver of Defaults dated as of April 30, 1998 (the "EXTENSION AGREEMENT"), the Third Amendment to Revolving Credit Agreement made as of May 22, 1998 (the "THIRD AMENDMENT") the Fourth Amendment to Revolving Credit Agreement dated as of December 31, 1998 (the "FOURTH AGREEMENT") (collectively, the "CREDIT AGREEMENT"), and such revolving loan in the original principal amount of $9,500,000 now outstanding to Borrower from Lender under such Credit Agreement matures on May 17, 1999, and is evidenced by the Renewal Revolving Note dated as of January 1, 1999 (the "NOTE").

        B. The obligations of the Borrower to the Lender under the Credit Agreement are secured by, among other things: (i) Security Agreements dated February 12, 1997 by and between Lender and each of Borrower, Group and the Guarantors (the "SECURITY AGREEMENTS"); (ii) Pledge Agreements dated February 12, 1997 by and between Lender and each of Borrower and Group (the "PLEDGE AGREEMENTS"); and (iii) Unconditional Guaranty Agreements dated as of February 12, 1997 by and between Lender and each of the Guarantors (collectively, the "U.S. GUARANTY").

        C. GISE, as borrower, and the Lender executed a Revolving Loan Agreement with Security Interest on April 10, 1997 (the "GISE LOAN AGREEMENT") by means of which the Lender, subject to the terms and conditions set forth therein, extended to GISE an uncommitted


FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, PAGE 1

U.S. $8,500,000 (Eight Million Five Hundred Thousand Dollars, currency of the United States of America) revolving loan facility, which Loan Agreement was thereafter amended.

        D. ICMOSA, as borrower, and the Lender executed a Revolving Loan Agreement with Security Interest on April 10, 1997 (the "ICMOSA LOAN AGREEMENT") by means of which the Lender, subject to the terms and conditions set forth therein, extended to the ICMOSA an uncommitted U.S.$7,500,000 (Seven Million Five Hundred Thousand Dollars, currency of the United States of America) revolving loan facility, which Loan Agreement was thereafter amended.

        E. ICMOSA, GISE and Agromark, as borrowers, and the Lender executed a Loan Agreement on May 29, 1997 by means of which the Lender, subject to the terms and conditions set forth therein, made available a $10,000,000 bridge loan facility to ICMOSA, GISE and Agromark (the "BRIDGE LOAN AGREEMENT"), which loan was thereafter paid in full (with the ICMOSA Loan Agreement, as amended, and the GISE Loan Agreement, as amended, being collectively called herein the "MEXICAN LOAN AGREEMENTS").

        F. Group did execute a guaranty agreement dated April 10, 1997 by which Group did guarantee the obligations arising under the Mexican Loan Agreements ("MEXICAN GUARANTY").

        G. ICMOSA and Agromark executed the GISE Loan Agreement in order to guarantee the punctual payment of the GISE obligations under the GISE Loan Agreement by GISE (the "GISE GUARANTY").

        H. GISE and Agromark executed the ICMOSA Loan Agreement in order to guarantee the punctual payment of the ICMOSA Obligations under the ICMOSA Loan Agreement (the "ICMOSA GUARANTY") (with the Mexican Guaranty, the U.S. Guaranty, ICMOSA Guaranty and the GISE Guaranty being collectively known herein as the "GUARANTY AGREEMENTS") (with Borrower, Group, the Guarantors, ICMOSA, GISE and Agromark being known individually herein as a "LOAN Party" and collectively herein as the "LOAN PARTIES").

        I. Group and its Subsidiaries, including the Borrower, and the Lender did execute and deliver Waiver of Defaults dated as of August 12, 1998 by the terms of which the Lender did waive certain defaults existing under the Credit Agreement and the Mexican Loan Agreements (with the Credit Agreement and the Mexican Loan Agreements being known herein collectively as the "LOAN AGREEMENTS").

        J. Pursuant to that Fourth Amendment to Revolving Credit Agreement dated as of December 31, 1998, Lender renewed and extended to May 17, 1999, the revolving loan extended to Borrower under the Credit Agreement and evidenced by the Note.

        K. Group and its Subsidiaries, including the Borrower, and the Lender did execute and deliver Waiver of Defaults dated as of April 14, 1999 by the terms of which the Lender did waive certain defaults existing under the Loan Agreements.


FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, PAGE 2
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        L. Group and its Subsidiaries, including the Borrower, taken as a whole, have now requested that the Lender renew and extend the revolving loan now extended to the Borrower under the Credit Agreement and evidenced by the Note dated as of January 1, 1999, which Note matures on May 17, 1999, and also make certain changes in the terms and conditions of the Credit Agreement.

        M. The Lender has agreed to renew and extend the revolving loan now outstanding under the Credit Agreement and evidenced by the Note and to make certain changes in the terms and conditions of the Credit Agreement, subject to the terms and conditions hereinafter provided.

        NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        1. LOAN DOCUMENTS ARE IN FULL FORCE. Except as specifically provided herein, all the terms of the Credit Agreement, the Note and the security agreement, the pledge agreement and the other Loan Documents (as defined in the Credit Agreement) and the other Loan Agreements and their related documents are unaffected hereby and remain in full force and effect.

        2. SAME TERMS. All terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, all references in the Credit Agreement and in the Loan Documents (as defined in the Credit Agreement) to the "Agreement" shall mean the Credit Agreement as amended by the First Amendment, the Second Amendment, the Extension Agreement, the Third Amendment, the Fourth Amendment and this Fifth Amendment to Revolving Credit Agreement ("FIFTH AMENDMENT") and as the same shall hereafter be amended from time to time.

        3. AMENDMENTS TO CREDIT AGREEMENT. Effective as of the date above, the following changes shall be made to the Credit Agreement:

           a. The definition of "EXPIRATION DATE" in the Appendix of the Credit Agreement as previously amended pursuant to the terms of the Fourth Amendment is hereby deleted and the following paragraph containing the new definition of "Expiration Date" in the Appendix of the Credit Agreement is substituted in verbatim therefor:

              "Expiration Date" means January 3, 2000, or any other date on which the Commitment terminates pursuant to the terms hereof."

           b. The definition of "Revolving Note" in the Appendix to the Credit Agreement is deleted and the following paragraph containing a new definition of "Revolving Note" which includes the Second Renewal Revolving Note of even date herewith shall be substituted in verbatim therefor:

              "Revolving Note" means the completed and executed Second Renewal Revolving Note payable to the Lender in the form attached


FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, PAGE 3
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           hereto as Exhibit 2.2D and any renewals, extensions, rearrangements or restatements thereof and any substitutions or replacements therefor."

           c. Exhibit 2.2C, Form of Renewal Revolving Note, shall be wholly replaced by Exhibit 2.2D, Form of Second Renewal Revolving Note, which is attached hereto as Exhibit 2.2D and incorporated herein by reference.

           d. In Section 2.4(a)(ii), the reference to the Margin for LIBOR Tranches which is 2.00% pursuant to the terms of the Fourth Amendment, shall hereafter be 2.50% per annum and, therefore, Section 2.4(a)(ii) shall now read in verbatim as follows:

              "(ii) for LIBOR Tranches, a rate equal to the sum of the LIBOR Rate plus the appropriate percentage determined as follows:

                                    Period                    Margin
                                    ------                    ------
                           30, 60, 90 & 180 days              2.50%"

           e. Section 5.18 shall be amended to provide that each Obligated Party will submit to and bear audits (and the related costs and expenses thereof) of the Collateral on a semi-annual basis or any other occasion as Lender may determine in its sole discretion. Therefore, Section 5.18 shall now read in verbatim as follows:

              "5.18 COLLATERAL AUDIT. Each Obligated Party will submit to and bear audits (and the related costs and expenses thereof) of the Collateral. Such audits shall occur on a semi-annual basis or on any other occasion as Lender may determine in its sole discretion."

           f. Section 6.2 shall be amended to disallow the payment at any time by Group of any Restricted Payments, including any dividend distributions. Therefore, Section 6.2 shall now read in verbatim as follows:

              "6.2 NO RESTRICTED PAYMENTS. Group, a publicly-held entity, will not directly or indirectly make, declare, order, or set aside any funds for Restricted Payments."

           g. To increase the aggregate Capital Expenditures of Group and its Subsidiaries on a consolidated basis permitted under the Credit Agreement from $2,730,000 to $3,600,000 but to restrict any such Capital Expenditures for, related to or concerning the Lemon Project, Section 7.5 shall be amended to read in verbatim as follows:

              "7.5 CAPITAL EXPENDITURES. Group and its Subsidiaries on a consolidated basis will not make any Capital Expenditures in excess of $3,600,00 in the aggregate; however, there shall not be any such


FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, PAGE 4
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           Capital Expenditures permitted for, related to or concerning the
           Lemon Project unless, prior to the expenditure of such Capital Expenditure, Group raises an additional amount of equity capital which is equal to or greater than any such Capital Expenditure for, related to, or concerning the Lemon Project."

           h. Section 7.6, Interest Coverage, shall be wholly replaced in verbatim by the following:

              "7.6 INTEREST COVERAGE RATIO. The ratio of EBITDA to Interest Expense of Group and its Subsidiaries on a consolidated basis shall be no less than: (i) 1.5 to 1.0 as of March 31, 1999 for the preceding twelve (12) month period; (ii) 1.40 to 1.0 on June 30, 1999 for the preceding twelve (12) month period; and (iii) 1.85 to 1.0 on September 30, 1999 and on each December 31, March 31, June 30, and September 30 thereafter (separately, the "LAST DAY OF THE QUARTER") for the preceding twelve (12) month period ended on each such Last Day of the Quarter."

        4. REPRESENTATIONS AND WARRANTIES OF LOAN PARTIES. As an inducement to Lender to enter into this Agreement, each Loan Party makes the following representations and warranties to Lender (which survive the execution and delivery of this Agreement):

           a. Each Loan Party is in compliance in all material respects with all covenants contained in each of the Loan Agreements and the documents related thereto.

           b. All representations and warranties of each Loan Party contained in the Loan Agreements are true and correct in all material respects on and as of this date.

           c. No Event of Default exists under any of the Loan Agreements.

           d. No adverse change in condition (financial or otherwise) of Group or any of its Subsidiaries (as defined in the Credit Agreement) not previously disclosed to the Lender in writing or any other event has occurred which creates a possibility of adversely affecting: (i) the condition (financial or otherwise) of Group or any of its Subsidiaries, or Group and its Subsidiaries taken as a whole; (ii) the validity or enforceability of any of the Loan Agreements or any documents related thereto; or (iii) the ability of Group, or any Subsidiary of Group, to meet and carry out their respective obligations under the Loan Agreements or any documents related thereto or to perform the transactions contemplated thereby.

           e. All information that any Loan Party or any Subsidiary of a Loan Party has provided to Lender in connection herewith is true and accurate and no Loan Party nor any Subsidiary of a Loan Party has failed to disclose any information of a material nature regarding its financial condition.


FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, PAGE 5
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           f. Each of the Loan Parties has the full power, authority and legal right to execute, deliver, perform and observe the provisions of the Loan Agreements, this Agreement and any document executed pursuant to this Agreement, and to carry out the transactions contemplated hereby and thereby.

           g. The execution, delivery and performance by each of the Loan Parties of its respective obligations under the Loan Agreements and the documents related thereto have been duly authorized by all necessary action, and does not and will not require any registration with, consent or approval of, or notice to, or any action by, any person. The Loan Agreements and the documents related thereto including this Agreement constitute the legal, valid and binding obligation of the Loan Parties and each of them enforceable against such party in accordance with their respective terms.

           h. The execution and delivery of this Agreement, and the compliance with its terms as contemplated herein, will not result in a breach of any of the terms or conditions of, or result in the imposition of any lien, charge or encumbrance upon any of the collateral referred to in any Loan Agreement or any document related thereto (the "COLLATERAL") or constitute a default (with due notice or lapse of time or both) or result in an occurrence of any event of default for which any holder or holders of indebtedness for borrowed money may declare the same due and payable under any indenture, agreement, order, judgment or instrument under which any Loan Party is a party or by which any Loan Party or the Collateral may be bound or affected, and will not violate any provision of applicable law.

           i. There are no suits, actions or proceedings (whether or not purportedly on behalf of Group or any Subsidiary of Group) pending, or to the knowledge of any Loan Party threatened, against or affecting any Loan Party or the Collateral at law or in equity, before or by any person which, if determined adversely to any Loan Party, would have a material adverse effect on the business or condition (financial or otherwise) of any Loan Party or the Collateral. No Loan Party is in violation of or in default with respect to any applicable laws or regulations which materially affect the operations or conditions (financial or otherwise) of any Loan Party or the Collateral, nor is it in violation of or in default with respect to any order, writ, injunction, demand or decree of any court or any person or in violation or in default in any material respect under any indenture, agreement or instrument, under which any Loan Party is a party or may be bound, other than as may exist under the Note.

           j. No property, tangible or intangible, subject to any security interest, mortgage, deed of trust, pledge, lien, or encumbrance to Lender is subject to any other security interest, mortgage, deed of trust or encumbrance.

           k. The Borrower is a corporation duly organized, validity existing and in good standing under the laws of the State of Texas and is authorized to transact business in all necessary jurisdictions.

         Each Loan Party, jointly and severally, agrees to indemnify and hold Lender harmless against any losses, claim, damage, liability or expense (including, without limitation, attorneys' fees)


FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, PAGE 6
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incurred as a result of any representation or warranty made by it herein proving to be untrue in any respect.

        5. RATIFICATION OF GUARANTY. Each of the Guarantors, ICMOSA, GISE and Agromark hereby recognizes, ratifies, approves and confirms the validity of the respective Guaranty Agreements and agrees that each of said Guaranty Agreements continues to secure the indebtedness evidenced by the Loan Agreements and the documents related thereto.

        6. REPRESENTATIONS AND WARRANTIES OF GUARANTORS. As an inducement to Lender to enter into this Agreement, each of the Guarantors, ICMOSA, GISE and Agromark make the following representations and warranties to Lender (which survive the execution and delivery of this Agreement):

           a. No adverse change in condition (financial or otherwise) of any Guarantor or ICMOSA, GISE or Agromark not previously disclosed to the Lender in writing or any other event has occurred which creates the possibility of adversely affecting: (i) the condition (financial or otherwise) of any Guarantor, ICMOSA, GISE or Agromark; (ii) the validity or enforceability of any Guaranty; or (iii) the ability of any Guarantor, ICMOSA, GISE or Agromark to meet and carry out its respective obligations under any Guaranty Agreement.

           b. Each of the Guarantors, ICMOSA, GISE and Agromark is in compliance in all material respects with all covenants contained in the Guaranty Agreements.

           c. All representations and warranties of each of the Guarantors, ICMOSA, GISE, and Agromark contained in the Guaranty Agreements are true and correct in all material respects on and as of this date.

        7. NO RELEASE OF ANY LOAN PARTY. Nothing herein contained shall operate to release any Loan Party from liability to keep and perform all of the terms, conditions, obligations and agreements contained in the Credit Agreement or any of the other Loan Documents or any of the other Loan Agreements or the documents related thereto.

        8. NO RELEASE OF GUARANTORS. Nothing herein contained shall operate to release any of the Guarantors, ICMOSA, GISE or Agromark from liability to keep and perform all of the terms, conditions, obligations and agreements contained in each respective Guaranty Agreement.

        9. OBLIGATIONS UNAFFECTED. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of the Loan Parties to Lender as evidenced by the Loan Agreements. As a material inducement to Lender to execute and deliver this Agreement, each of the Loan Parties acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of and the other obligations created or evidenced by the Credit Agreement or any other Loan Agreement or any document related thereto.


FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, PAGE 7

        10. NO WAIVER BY THIS AGREEMENT. Each of the parties hereto acknowledges that, except to the extent expressly set forth herein, the execution of this Agreement by Lender is not intended nor shall it be construed as: (a) an actual or implied waiver of any default under any Loan Agreement or any document related thereto; or (b) an actual or implied waiver of any condition or obligation imposed upon any of the parties hereto pursuant to the Loan Agreements or any document related thereto; (c) an actual or implied waiver of any condition or obligation imposed upon any of the Loan Parties; or (d) affecting any right or rights which Lender may now have or may have in the future under or in connection with the Loan Agreements or any document related thereto.

        11. CONDITIONS OF EFFECTIVENESS.

            a. The Lender shall have received this Fifth Amendment executed by Borrower, each Guarantor, ICMOSA, GISE and Agromark.

            b. The Lender shall have received the Second Renewal Revolving Note dated as of May 17, 1999 and executed by Borrower, such Second Renewal Revolving Note to be in renewal and extension of the unpaid principal balance of the Renewal Revolving Note dated as of January 1, 1999.

            c. Corporate resolutions of each of Borrower, Guarantor, ICMOSA, GISE and Agromark authorizing the execution, delivery and performance of this Fifth Amendment and satisfactory to Lender in form and content.

            d. Incumbency Certificate to the satisfaction of Lender from Group containing specimen signatures of all officers of Group who are authorized to execute or attest to this Fifth Amendment or any of the other Loan Documents on behalf of Group executed by the President and by the Secretary of Group; such certification may be conclusively relied upon by Lender until Lender receives notice in writing from Group to the contrary and provides a substitute certificate conforming to the requirements specified by Lender.

            e. Incumbency Certificate to the satisfaction of Lender from Foods containing specimen signatures of all officers of Foods who are authorized to execute or attest to this Fifth Amendment or any of the other Loan Documents on behalf of Foods executed by the President and by the Secretary of Foods; such certification may be conclusively relied upon by Lender until Lender receives notice in writing from Foods to the contrary and provides a substitute certificate conforming to the requirements specified by Lender.

            f. Incumbency Certificate to the satisfaction of Lender from International containing specimen signatures of all officers of International who are authorized to execute or attest to this Fifth Amendment or any of the other Loan Documents on behalf of International executed by the President and by the Secretary of International; such certification may be conclusively relied upon by Lender until Lender receives notice in writing from International to the contrary and provides a substitute certificate conforming to the requirements specified by Lender.


FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, PAGE 8

            g. Incumbency Certificate to the satisfaction of Lender from Simply Fresh containing specimen signatures of all officers of Simply Fresh who are authorized to execute or attest to this Fifth Amendment or any of the other Loan Documents on behalf of Simply Fresh executed by the President and by the Secretary of Simply Fresh; such certification may be conclusively relied upon by Lender until Lender receives notice in writing from Simply Fresh to the contrary and provides a substitute certificate conforming to the requirements specified by Lender.

            h. Incumbency Certificate to the satisfaction of Lender from GISE containing specimen signatures of all officers of GISE who are authorized to execute or attest to this Fifth Amendment or any of the other Loan Documents on behalf of GISE executed by the President and by the Secretary of GISE; such certification may be conclusively relied upon by Lender until Lender receives notice in writing from GISE to the contrary and provides a substitute certificate conforming to the requirements specified by Lender.

            i. Incumbency Certificate to the satisfaction of Lender from ICMOSA containing specimen signatures of all officers of ICMOSA who are authorized to execute or attest to this Fifth Amendment or any of the other Loan Documents on behalf of ICMOSA executed by the President and by the Secretary of ICMOSA; such certification may be conclusively relied upon by Lender until Lender receives notice in writing from ICMOSA to the contrary and provides a substitute certificate conforming to the requirements specified by Lender.

            j. Incumbency Certificate to the satisfaction of Lender from Agromark containing specimen signatures of all officers of Agromark who are authorized to execute or attest to this Fifth Amendment or any of the other Loan Documents on behalf of Agromark executed by the President and by the Secretary of Agromark; such certification may be conclusively relied upon by Lender until Lender receives notice in writing from Agromark to the contrary and provides a substitute certificate conforming to the requirements specified by Lender.

            k. All the conditions precedent set forth in Section 3.2, ADDITIONAL CONDITIONS, of the Credit Agreement shall be satisfied.

            l. Payment of all costs and expenses of Lender (including the reasonable fees of Lender's counsel) in connection with the preparation of this Fifth Amendment and any other documents in connection therewith.

            m. The Lender shall have received such other documents, opinions, certifications, consents, waivers, agreements and evidence as the Lender may reasonably request.

        12. EXPENSES, WAIVER FEE AND INDEMNITY. The parties hereto agree, whether or not the transactions herein contemplated shall become effective, to reimburse and hold Lender harmless against any liability for the payment of all out-of-pocket expenses arising in connection with the preparation, delivery, administration (including, without limitation, any modification of, or consent or waiver under, the Credit Agreement or any other Loan Agreement), amendment, interpretation or enforcement of this Agreement, including, without limitation, the reasonable fees and expenses of legal counsel for Lender. Further, each of the Loan Parties jointly and severally agree to


FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, PAGE 9 indemnify Lender from and hold it harmless against any and all losses, liabilities, claims, damages and expenses incurred by Lender arising out of its entering into any of this Agreement, including without limitation, the fees and disbursements of counsel incurred in connection with any litigation or other proceeding arising out of or by reason of any of the aforesaid.

        13. CONFIRMATION OF CONTINUED EFFECTIVENESS OF LOAN AGREEMENTS. Each Loan Party hereby confirms and agrees that each of the Loan Agreements and each of the documents related thereto secures and shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the obligations, as extended by this Agreement.

        14. SEVERABILITY OF PROVISIONS. In case any one or more of the provisions contained in this Agreement should be invalid, illegal, or unenforceable in any respect, the validity, legality, or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

        15. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of each of the Loan Parties and Lender and their respective heirs, administrators, successors and assigns; provided, however, that none of such entities may not transfer its rights under this Agreement to any other person without the prior written consent of Lender.

        16. CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PRINCIPLES.

        17. AMENDMENT AND WAIVER. No provision of this Agreement (including, without limitation, any of the documents that are attached hereto in the form of exhibits) may be amended, modified, supplemented, changed, waived, discharged or terminated unless each party hereto consents in writing.

        18. FURTHER ASSURANCES. Each of the Loan Parties shall from time to time execute and deliver all such other documents, instruments and assurances hereof and take all such other actions as may be necessary or reasonably required by Lender to carry into force and effect the purpose and intent of this Agreement.

        19. AGREEMENT CONTROLLING. In the event of a conflict between the terms and provisions of this Agreement and the terms and provisions of any of the Loan Agreements, the terms and provisions of the Loan Agreement shall control.

        20. ENTIRE AGREEMENT. This Agreement (including its recitals and exhibits) constitutes the entire agreement between the parties with respect to the subject matter hereof, and this Agreement (including its recitals and exhibits) supersedes all previous negotiations, discussions and agreements between the parties with respect to the waiver of defaults, and no parol evidence of any prior or other agreement with respect thereto shall be permitted to contradict or vary the terms hereof.


FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, PAGE 10

        21. COUNTERPART EXECUTION. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument. In making proof hereof it shall only be necessary to produce one such counterpart.

        22. HEADINGS. The headings of the sections, paragraphs and subdivisions of this Agreement are for the convenience of reference only, and are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

        23. NO ORAL AGREEMENTS. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE TRANSACTIONS THEREIN DESCRIBED AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective duly authorized officers to be effective as of the date first above written.


                                  BORROWER AND OBLIGATED PARTY:

                                  UNIMARK FOODS, INC., a Texas corporation


                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------




FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, PAGE 11

                                  LENDER:

                                  COOPERATIEVE CENTRALE RAIFFEISEN-
                                  BOERENLEENBANK B.A., "RABOBANK
                                  NEDERLAND," NEW YORK BRANCH, a New
                                  York State licensed branch of a
                                  Netherlands Cooperative Banking
                                  Organization


                                  By:
                                      ------------------------------------
                                      David L. Streeter, Vice President


                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------


                                  OTHER OBLIGATED PARTIES:

                                  THE UNIMARK GROUP, INC.


                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------


                                  UNIMARK INTERNATIONAL, INC.


                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------


                                  SIMPLY FRESH FRUIT, INC.


                                  By:
                                        ----------------------------------
                                  Name:
                                        ----------------------------------
                                  Title:
                                        ----------------------------------


FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, PAGE 12

                                  GISE:
                                  GRUPO INDUSTRIAL SANTA ENGRACIA, S.A. DE C.V., a Mexican corporation


                                  By:
                                        --------------------------------------
                                  Name:
                                        --------------------------------------
                                  Title:
                                        --------------------------------------

                                  ICMOSA:
                                  INDUSTRIAS CITRICOLAS DE MONTEMORELOS, S.A.
                                  DE C.V., a Mexican corporation


                                  By:
                                        --------------------------------------
                                  Name:
                                        --------------------------------------
                                  Title:
                                        --------------------------------------

                                  AGROMARK:
                                  AGROMARK S.A. DE C.V., a Mexican corporation


                                  By:
                                        --------------------------------------
                                  Name:
                                        --------------------------------------
                                  Title:
                                        --------------------------------------




FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, PAGE 13

                                  EXHIBIT 2.2D

                          SECOND RENEWAL REVOLVING NOTE

                             NEW YORK CITY, NEW YORK


$9,500,000                                             DATED AS OF MAY 17, 1999


        FOR VALUE RECEIVED, UNIMARK FOODS, INC., a Texas corporation having its principal place of business at 124 McMakin Road, City of Bartonville, Denton County, Texas, 76226 (referred to herein as the "Borrower"), promises to pay to the order of COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND," NEW YORK BRANCH, a New York Branch of a Netherlands Cooperative Banking Organization (referred to herein as the "Lender"), the principal sum of Nine Million Five Hundred Thousand Dollars ($9,500,000) or, if less, all such sums as may have been advanced by the Lender under this Note as Advances pursuant to the terms of the Agreement (defined below) and be outstanding hereunder, together with interest on the unpaid principal balance payable at the rates specified in the Agreement. All sums hereunder are payable to the Lender in lawful money of the United States of America in funds available for immediate use at the offices of the Lender at New York City, New York (or such other office as the Lender may specify from time to time by written notice to the Borrower) at the time and in the manner specified in the Agreement.

        Unless the context hereof otherwise requires or provides, the terms used herein defined in that certain Revolving Credit Agreement, as amended by that certain First Amendment to Revolving Credit Agreement dated October 7, 1997, the Second Amendment to Revolving Credit Agreement dated November 14, 1997, the Third Amendment to Revolving Credit Agreement dated as of May 22, 1998 (the "Third Amendment"), the Fourth Amendment to Revolving Credit Agreement dated as of December 31, 1998 (the "Fourth Amendment"), and the Fifth Amendment dated as of May 17, 1999 (the "Fifth Amendment"), by and between the Borrower, the other Obligated Parties GISE, ICMOSA and Agromark and the Lender, as the same has been or may be amended or supplemented from time to time (the "Agreement") have the same meanings.

        This Note is the Second Renewal Revolving Note referred to in the Fifth Amendment, and is entitled to the benefits thereof and the security as provided for therein. Reference is made to the Agreement and the Loan Documents for a statement of the rights and obligations of the Borrower and of the terms and conditions under which Advances evidenced hereby are made and principal outstanding hereunder (together with accrued interest thereon) are to be repaid, a description of the rate or rates of interest which may apply to amounts outstanding hereunder and of limitations thereon, a description of the nature and extent of the security and the rights of the parties in respect to such security, and a statement of the terms and conditions under which the maturity of sums owed evidenced by this Note may be accelerated. This Note is secured by Liens granted pursuant to the Loan Documents, and reference is made to the Loan Documents for a description of the rights and duties of the parties with respect thereto.


SECOND RENEWAL REVOLVING NOTE-PAGE 1
                                  EXHIBIT 2.2D

        All Advances and payments made on account of the principal hereof may be endorsed by the holder hereof on the schedule attached hereto (provided that any failure of the Lender or such holder to make any such endorsement shall not affect the obligations of the Borrower hereunder in respect of such Advance.

        The Borrower and each Surety hereby severally: (a) waive grace, demand, presentment for payment, notice of nonpayment, protest, notice of protest, non-payment or dishonor, notice of intent to accelerate, notice of acceleration and all other notices (except as explicitly provided in the Agreement), filing of suit and diligence in collecting this Note or enforcing any other security with respect to same; (b) agree to any substitution, surrender, subordination, waiver, modification, change, exchange or release of any security or of the liability of any parties primarily or secondarily liable hereon; (c) agree that the Lender is not required first to institute suit or exhaust its remedies hereon against the Borrower, any Surety or others liable or to become liable hereon or to enforce its rights against them or any security with respect to same; and (d) consent to any extension or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice thereof to any of them. No failure or delay on the part of the Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

        If this Note is not paid at maturity, regardless of how such maturity may be brought about, or is collected or attempted to be collected through the initiation or prosecution of any suit or through any bankruptcy or other judicial proceedings, or is placed in the hands of an attorney for collection, the Borrower shall pay, in addition to all other amounts owing hereunder, all actual expenses of collection, all court costs and reasonable attorney's fees incurred by the holder hereof.

        This Note and the rights and obligations of the parties hereunder shall be governed by the laws of the United States of America and by the laws of the State of NEW YORK, provided that to the extent the laws of the United States of America may permit the Lender to contract for, charge, receive, take, or reserve interest hereon at a higher rate governed by the laws of another state, the laws of such other state shall with respect to such matters govern. This Note is performable in NEW YORK CITY, NEW YORK.

        All agreements between the Borrower and the Lender, whether now existing or hereafter arising, are hereby limited so that in no event shall the amount paid, or agreed to be paid to or charged or demanded by the Lender for the use, forbearance, or detention of money or for the payment or performance of any covenant or obligation contained herein or in any other document evidencing, securing or pertaining to this Note, exceed the Legal Maximum. If any circumstance otherwise would cause the amount paid, charged or demanded to exceed the Legal Maximum, the amount paid or agreed to be paid to or charged or demanded by the Lender shall be reduced to the Legal Maximum, and if the Lender ever receives an amount which otherwise would exceed the Legal Maximum, such amount which would be excessive interest shall be applied to the reduction of the principal of this Note and not to the payment of interest, or to the extent such excessive amount otherwise would exceed the unpaid balance of principal of this Note such excess shall be applied first to other indebtedness of the Borrower to the Lender, and the balance, if any, shall be refunded to the Borrower. In determining whether the interest paid, agreed to be paid, charged or demanded hereunder exceeds the Legal Maximum, all sums paid or agreed to be paid to or charged or demanded by the Lender for the use, forbearance or detention of the indebtedness of the Borrower to the Lender shall, to the extent permitted by applicable law: (i) be amortized, prorated, allocated


SECOND RENEWAL REVOLVING NOTE-PAGE 2
                                  EXHIBIT 2.2D
and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform throughout such term; (ii) be characterized as a fee, expense or other charge other than interest; and (iii) exclude any voluntary prepayments and the effects thereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between the Lender and the Borrower in conflict herewith.

        This Note is in renewal and extension of the unpaid principal sum of $7,845,000 left owing and unpaid by Borrower upon that Renewal Revolving Note dated as of January 1, 1999, and executed by Borrower and payable to the order of Lender, of which the maturity date is May 17, 1999, as established by the terms of the Fourth Amendment.


                                     UNIMARK FOODS, INC.



                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                    Title:
                                          ---------------------------------


SECOND RENEWAL REVOLVING NOTE-PAGE 3
                                  EXHIBIT 2.2D

Attached to and forming a part of that certain Second Renewal Revolving Note in the original principal sum of $9,500,000 dated as of May 17, 1999, from COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND," NEW YORK BRANCH, a New York Branch of a Netherlands Cooperative Banking Organization to THE UNIMARK FOODS, INC.


                 ADVANCES AND PAYMENT OF PRINCIPAL AND INTEREST

                          AMOUNT OF     AMOUNT OF      UNPAID
             AMOUNT OF    PRINCIPAL     INTEREST      PRINCIPAL
DATE          ADVANCE       PAID           PAID        BALANCE
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



SECOND RENEWAL REVOLVING NOTE-PAGE 4
                                  EXHIBIT 2.2D